Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Wasatch Pharmaceutical, Inc. on Form S-8 of our report dated April 9, 2001 incorporated in the Annual Report on Form 10-K of Wasatch Pharmaceutical, Inc. for the year ended December 31, 2000.



                                                       Thomas Leger & Co. L.L.P.

Houston, Texas
December 17, 2001